UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
1934
 Date of Report (Date of earliest event reported): June 13, 2019 (June 12, 2019)
 TIER REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37512	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5950 Sherry Lane, Suite 700, Dallas, Texas
75225
(Address of principal executive offices)
(Zip Code)

(972) 483-2400
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $.0001 par value per share	TIER	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

A special meeting (the “Special Meeting”) of the stockholders of TIER REIT, Inc. (“TIER”) was convened at 4:00 p.m. central time on June 12, 2019. Of the 55,520,525 shares of TIER’s common stock, par value $0.0001 per share (“TIER common stock”), outstanding at the close of business on May 6, 2019, the record date for the Special Meeting, 37,514,123 shares of TIER common stock were present or represented by proxy at the Special Meeting. The following proposals were voted on at the Special Meeting, each of which is described in the definitive joint proxy statement/prospectus filed by TIER with the Securities and Exchange Commission (the “SEC”), which was declared effective by the SEC on May 8, 2019. The final voting results as to each such proposal are set forth below.

Proposal One:

At the Special Meeting, holders of TIER common stock voted upon and approved a proposal (the “TIER Merger Proposal”) to approve the merger (the “Merger”) of TIER with and into Murphy Subsidiary Holdings Corporation (“Merger Sub”), with Merger Sub continuing its existence as a wholly owned subsidiary of Cousins Properties Incorporated (“Cousins”), on the terms and subject to the conditions of the agreement and plan of merger, dated as of March 25, 2019 (as amended or supplemented from time to time, the “Merger Agreement”), by and among TIER, Cousins and Merger Sub. The votes on the TIER Merger Proposal were as follows:

For	Against	Abstain
36,978,991	157,536	377,596

Proposal Two:

At the Special Meeting, holders of TIER common stock voted upon an advisory (nonbinding) basis the proposal (the “TIER Compensation Proposal”) to approve the compensation that may be paid or become payable to the named executive officers of TIER in connection with the Merger. The votes on the TIER Compensation Proposal were as follows:

For	Against	Abstain
16,353,754	20,722,879	437,490

 Proposal Three:

Stockholder action on a third proposal, to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the TIER Merger Proposal was not required and no vote was taken on that proposal.

Item 8.01. Other Events.

On June 13, 2019, TIER and Cousins issued a joint press release announcing the results of the Special Meeting and the results of the special meeting of stockholders of Cousins, held June 12, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Joint Press Release, dated June 12, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIER REIT, INC.

Dated: June 13, 2019	By:	/s/ Telisa Webb Schelin
Telisa Webb Schelin
Chief Legal Officer, Executive Vice President
& Secretary